Unlocking Value

 Thomas Weisel Conference
September 6, 2006
Boston, MA

Forward-Looking Statements

The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect our current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable.
Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections or forward-looking information will be realized.

All such estimates, projections and forward-looking information speak only as of the date hereof. HealthSouth undertakes no duty to publicly update or revise the information contained herein.

You are cautioned not to place undue reliance on the estimates, projections and other forward-
looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in our Form 10-Q for the periods ended March 30, 2006 & June 30, 2006, the Form
10-K for the fiscal year ended December 31, 2005 and in other documents that we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

New Board of Directors Recruited
New Management Recruited
Identified and Mitigated Massive Internal Control Weaknesses
Announced Strategic Repositioning
Reached SEC Settlement
Filed 2000 - 2003 Form 10K
Refinanced Balance Sheet $2.55B
Filed 2005 Form 10K
Cured Bond Defaults
Reached Medicare Settlement
Cured Bank Defaults
Filed 2004 Form 10-K
Completed $1B Senior Notes Offering
June-04
December-04
June-05
December-05
June-06

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3

HEALTHSOUTH

Where we’ve been….

Company’s Prior History

Q3-02

SEC securities trading
investigation

Q1-03

DOJ criminal
investigation

SEC files lawsuit vs.
HealthSouth and prior
Management

Scrushy removed

Q2-03

DOJ civil investigation

Line-of-Credit frozen;
default claimed

Payment blockage by
lenders

Bondholders deliver
notice of default

May-04

New CEO

$2.7 billion fraud committed by previous management…  1,000,000 man-
hours and $1.0 billion incurred to reconstruct financial statements, settle litigation and other matters related to “sins of the past”

Market Share(a)	YTD Net Rev. (06/30/06)
Inpatient Rehabilitation	#1	$899.9 M
Ambulatory Surgery Centers	#1	$384.2 M
Outpatient Rehabilitation	#2	$175.2 M
Diagnostic Imaging	#2	$104.1 M

4

HEALTHSOUTH

Where We Are: Diversified Healthcare
Services Provider

The Company is a leader in each of its four major
operating divisions

Approximately 1,042 facilities in 45 states

YTD Performance (06/30/06)

Net Operating Revenues: $1.6 billion

Operating Earnings of $76.2 million

Adjusted Consolidated EBITDA: $272.3
million

Adjusted Consolidated EBITDA margin:
17.3%

Other 3rd Party
5.2%

Patients
1.6%

Other Income
2.8%

Managed
Care
34.3%

Workers Comp
7.1%

Medicaid
2.3%

Medicare
46.7%

Payor Mix (c)

(a) Based on facility counts as of June 30, 2006.

(b) Percentages do not include Intersegment Revenues.

(c) Six months ended June 30, 2006.

Diagnostic
6.6%

Outpatient
11.1%

Surgery
24.4%

Inpatient
57.0%

Other
0.9%

Diversified Business Portfolio (b) :  % of Net Operating Revenues

National Provider of Healthcare Services

Other 3rd Party
5.2%
Patients
0.3%
Managed Care
18.4%
Workers Comp
2.7%
Medicaid
2.1%
Medicare
71.2%

5
HEALTHSOUTH

Inpatient Division – Overview

Overview

202 Locations

2006 Key Achievements

Nation's largest provider of inpatient rehabilitation
services

202 locations (94 IRFs, 98 outpatient satellites)

IRFs provide comprehensive, interdisciplinary
services to patients who require intensive
institutional rehabilitation care

10 LTCH facilities

LTCHs provide long term, intensive medical care
to patients requiring extended hospitalization for
serious illnesses

YTD Performance (06/30/06)

Net Operating Revenues: $899.9 million

Operating Earnings: $194.4 million; Margin: 21.6%

Compliant Case Growth approximately 5.8%

Outperformed market with strong compliant case
growth

Solid operational results

Market assessment tool rolled-out

Development focus initiated

Payor Mix for the six months ended 6/30/2006

Other 3rd Party
3.7%
Patients
4.7%
Medicare
18.3%
Medicaid
3.6%
Workers Comp
10.2%
Managed Care
59.5%

6

HEALTHSOUTH

Surgery Division – Overview

Overview

153 Locations

2006 Key Achievements

One of nation’s largest operators of ambulatory
surgery centers

153 facilities

Typical surgery center is a freestanding facility
with two to six fully equipped operating and
procedure rooms and ancillary areas for
reception, preparation, recovery and
administration

YTD Performance (06/30/06)

Net Operating Revenues: $384.2 million

Operating Earnings: $46.6 million; Margin: 12.1%

Removed resyndication backlog

Continued standardization of labor practices

Refined portfolio (dispositions)

Established business development criteria for
acquisitions

Payor Mix for the six months ended 6/30/2006

Other 3rd Party 8.7%
Patients 0.4%
Medicare 12.3%
Medicaid 0.8%
Workers Comp 24.6%
Managed Care 53.2%

7

HEALTHSOUTH

Outpatient Division – Overview

Overview

2006 Key Achievements

Nation's second largest provider of outpatient
rehabilitation services

606 locations

Facilities offer a comprehensive range of outpatient
rehabilitative healthcare services, including physical
therapy and occupational therapy:

Orthopedic

Sports-related

Work-related (Worker’s Comp)

Hand and spine injuries

Various neurological/neuromuscular conditions

YTD Performance (06/30/06)

Net Operating Revenues: $175.2 million

Operating Earnings: $16.8 million; Margin: 9.6%

Refined portfolio (dispositions)

Consolidated back office billing centers

Entered Indianapolis market through acquisition

Implementing worker’s compensation contract with
major airline; pursuing other, similar arrangements

606 Locations

Payor Mix for the six months ended 6/30/2006

Patients
2.8%
Other 3rd Party
4.5%
Medicare
19.1%
Medicaid
3.3%
Workers Comp
9.3%
Managed Care
61.1%

8

HEALTHSOUTH

Diagnostic Division – Overview

Overview

2006 Key Achievements

Nation’s second largest operator of freestanding
diagnostic imaging centers

76 locations

Operates fixed site diagnostic imaging centers that
provide imaging services to patients in a variety of
modalities including MRI, CT, X-Ray, Ultrasound and
others

All services are not available at all sites, although
most centers are multi-modality

YTD Performance (06/30/06)

Net Operating Revenues: $104.1 million

Operating Loss: ($15.1) million

Installed new leadership

Refined portfolio (dispositions)

Implementing single revenue/operating platform

Previously determined to be non-core

Will market division in 4th quarter

76 Locations

Payor Mix for the six months ended 6/30/2006

EBITDA
$$ to pay for
$$ to pay for

9

HEALTHSOUTH

Mitigate 75% Rule

Drive operational improvement
(pricing, labor, supplies)

Ramp-up business development
capabilities (IRF, ASC)

Explore other post-acute
services:  Home Health; LTCH

Establish appropriate internal
control environment

Evaluate Diagnostic Division sale

Acquire or build IRFs in target
markets

Expand into other post-acute
segments (LTCH, Hospice,
Home Health)

Develop new ASCs

Re-evaluate expansion / market
opportunities in Outpatient

Continue to drive operational
improvement

Establish appropriate internal
control environment

Acquire or build IRFs in
target markets

Expand into other post-acute
segments (LTCH, Hospice,
Home Health)

Develop new ASCs

Continue to drive operational
improvement

Phase 1:
0 to 24 months

Phase 2:

12 to 36 months

Phase 3

24 to 48 months

Operational focus

Operational and development  focus

Pay down debt

Operational, development,
and new business focus

Pay down debt

Time

TODAY

Metrics

  Volume growth

  Margin expansion

  Debt reduction

Where We’re Going…

10-15%

Long Term Acute Care (LTCH)

12-15%

Hospice

4-6%

Skilled Nursing

4-6%

Inpatient Rehab Facilities (IRF)

5-9%

Projected Growth

Post-Acute Growth Opportunity

Segment

Home Health

~50% in LTCH

<20% in Skilled Nursing

<20% in Hospice

<10% in Home Health

<25% in IRFs

–

–

Approximately 1/3 of all hospital patients require
Post-Acute Care.

–

–

–

Top 3-5 players in each sector hold the following
market share:

Post-Acute Market Opportunity
The Post-Acute Market is Sizeable and Remains Highly Fragmented

No Post Acute Care

67%

Post-Acute Usage After Hospital Discharge

Post-Acute Market (2004)

2004 Market Size: $126 B

Home Health

37%

Skilled
Nursing

38%

IRF 7%

IPF 6%

Outpatient 5%

Hospice 4%

LTCH 3%

Post Acute Care

33%

Source: 2005 CMS, MedPAC and Wall Street research

Unlocking Value:

There are no strategic or financial synergies among the divisions

Historic connection = orthopedic care

This is no longer consistent with current realities

Orthopedic surgeons used to:

Admit knees/hips to our rehab
hospitals (~20% of total discharges)

Referred 50+% of our outpatient
P.T. patients

Referred a disproportionate
amount to our MRIs/ CTs

Did surgeries in our ASCs

Today Orthopedic Surgeons:

Cannot admit their knee/hip patients
because of the 75% Rule

Directly compete with our Outpatient
and Diagnostic centers by bringing
these services into their offices

Remain as partners in ASCs; the only
remaining “synergy”

In some instances, the strategic interests between Inpatient and
Surgery are at cross-purposes with one another

Rationale

Unlocking Value:

HealthSouth’s existing divisions compete in sectors with solid growth potential

Above-average opportunities exist in Inpatient / Post-Acute and
Surgery sectors - require significant additional CAPEX

The Company is highly leveraged - precludes raising new debt -
new equity is too dilutive

Shareholder value unlocked – through strategic divestitures through growth

Divestiture of the Surgery and Outpatient Divisions will allow the
Company to substantially de-leverage.

ASCs enjoy high current market valuations and growth prospects

A spin-off or sale of the Surgery and Outpatient Divisions should be value enhancing, especially given the Company’s tax attributes (i.e.
significant NOLs)

Rationale

Unlocking Value:

Divestitures will create a “pure-play” positioning in post-acute care

Post divestiture, HealthSouth’s growth will occur through organic and development initiatives

Organic*

2-3% Pricing

1-2% SS Volume

   Current IRF/LTCH development pipeline:

~ 40 projects

*After full implementation of 75% Rule

IRF

LTAC

IRF

1.

Consolidation

2.

De-novo

LTCH

1.

De-novo

J.V.

Acquire

Remaining Company

Remaining Company

Unlocking Value:

Inpatient Division

  ($ in millions)

Inpatient business has strong cash flow characteristics

(1) Current overhead calculation of 4.25% of net operating revenue may not be comparable to stand alone entity

YTD 6/30/06

2005

Net Operating Revenues

$899.9

$1,810.4

Operating Earnings

194.4

393.0

Corporate OH (as a % of revenue)

(1)

(38.2)

(76.9)

Depreciation

32.4

66.4

Available Cash Before CAPEX & Debt Service

$188.6

$382.5

CAPEX (maintenance only)

(22.5)

(38.8)

Cash Available for Growth CAPEX

$166.1

$343.7

and Debt Service

HealthSouth has emerged from a period of unprecedented uncertainty and upheaval with a new Board, a new management team, a new balance sheet and a new direction.

By divesting its non-core assets, the Company will be well-positioned to become a “pure-play” post-acute provider and a consolidator in the fragmented $125 B post-acute space

LTCHs

Home Health

IRFs

Hospice

Longer Term

Near Term

These divestures – along with the tax refund + derivative proceeds –
will significantly strengthen the company’s Balance Sheet through deleveraging.

With our re-listing on NYSE (symbol: HLS) in late October, our
“rehabilitation” will be complete and we will begin a new chapter in the history of HealthSouth.

Summary

Appendix

A reconciliation of Adjusted Consolidated EBITDA to net cash used in operating activities for the six months ended June 30, 2006 is as follows:

(In Thousands)

$  (50,564)

Net Cash Used in Operating Activities*

(122,046)

Change in assets and liabilities, net of acquisitions*

(56,213)

Change in government, class action and related settlements liability

(4,098)

Other operating cash used in discontinued operations

1,815

Net cash settlement on interest rate swap

(3,245)

Restructuring charges under FASB Statement No. 146

(10,865)

Current portion of income tax provision

(8,035)

Compensation expense under FASB Statement No. 123(R)

5,834

Stock-based compensation

57,217

Minority interest in earnings of consolidated affiliates

7,609

Distributions from nonconsolidated affiliates

(10,163)

Equity in net income of nonconsolidated affiliates

(1,953)

Gain on sale of investments, excluding marketable securities

(53)

Accretion of debt securities

2,201

Amortization of restricted stock

14,345

Amortization of debt issue costs, debt discounts and fees

(7,919)

Net gain on disposal of assets

52,585

Provision for doubtful accounts

8,377

Interest income

(168,228)

Interest expense and amortization of debt discounts and fees

(3,376)

Sarbanes-Oxley related costs

(76,632)

Professional fees – accounting, tax and legal

$ 272,279

Adjusted Consolidated EBITDA

Six Months Ended Jume 30,
2006

Non-GAAP Financial Reconciliations

*  See the Company's Form 10-Q for the period ended June 30, 2006 for a discussion of changes in operating cash and assets and liabilities.  The change during the six months ended June 30, 2006 includes the payment of accrued interest on the Company's prior indebtedness that was extinguished as part of the Company's recapitalization transactions discussed in the Company's Form 10-Q for the period ended June 30, 2006.

168,228

Interest expense and amortization of debt discounts and fees

10

Loss on sale of marketable securities

A reconciliation of net loss to Adjusted Consolidated EBITDA for the six months ended June 30, 2006 is as follows:

(In Thousands)

$  272,279

Adjusted Consolidated EBITDA

3,245

Restructuring activities under FASB Statement No. 146

3,376

Sarbanes-Oxley related costs

8,035

Compensation expense under FASB Statement No. 123(R)

75,851

Depreciation and amortization

5,814

Net non-cash loss on disposal of assets

3,860

Impairment charges

17,313

Government, class action and related settlements expense

76,632

Professional fees – accounting, tax and legal

365,642

Loss on early extinguishment of debt

(8,377)

Interest income

(14,789)

Gain on interest rate swap

27,019

Provision for income tax expense

17,994

Loss from discontinued operations

$  (477,574)

Net loss

Six Months Ended Jume 30,
2006